Q4 2010 Company Overview Q410 Company Overview Exhibit 99.2

Q410 Company Overview
Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995, including any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of February
10, 2011, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed;
changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.’s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including Expedia, Inc.’s annual report on Form 10-K for the year ended December 31, 2010.
Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

Q410 Company Overview
Global Opportunity
Sizeable
markets
Higher growth
online
Penetration
tailwinds
OTA Share of
Online
Bookings
OTA share
stabilizing
CAGR
2006 2007 2008 2009 2010 (E) ‘06 – ‘10
Travel Market Size:
U.S. 251 264 274 233 255 Flat
Europe 316 333 333 298 304 -1%
APAC 238 244 215 202 212 -3%
3 Region Total  805 841 822 732 772 -1%
Online Bookings:
U.S. 116 133 143 132 139 4%
Europe 66 82 101 102 113 11%
APAC 21 26 31 36 44 16%
3 Region Online 203 241 275 269 296 8%
Europe & APAC 87 108 132 138 157 12%
Online Penetration:
U.S. 46% 50% 52% 57% 54%
Europe 21% 25% 30% 34% 37%
APAC 9% 11% 14% 18% 21%
3 Region Online Pen. 25% 29% 33% 37% 38%
Figures in $billions
2006 2007 2008 2009 2010 (E)
35%
37%
39%
41%
43%
45%
44%
42%
40%
38%
36%
Sources: U.S. Online Travel Overview 10
th
Edition (November 2010); U.S. Online Travel Overview 8
th
Edition Update: 2009 – 2010 (April 2009); U.S. Corporate Travel Distribution 4
th
Edition (July 2009);
European Online Travel Overview 6
th
Edition (November 2010); European Online Travel Overview 5
th
Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.38;
APAC data - PhoCusWright Asia Pacific Online Travel Overview – Third Edition, August 2009 &
EyeForTravel APAC Overview April 2007. APAC data excludes managed travel.

Q410 Company Overview
World’s Largest and Most Intelligent Travel Marketplace
Suppliers Customers
Hotels
Airlines
Car rental companies
Cruise lines
Global distribution
system (GDS) partners
Advertisers
Leisure travelers
Corporate travelers
Travel service providers
(“white label”)
Offline retail travel
agents
Secure superior quality supply & maintain price competitiveness
Intelligently match supply & demand
Empower and inspire travelers to find and build the right trip
Enable suppliers to reach travelers in a unique & value-additive way
Aggressively expand our global presence & demand footprint
Achieve excellence in technology, people and processes to make quality, consistency & efficiency the foundation of our marketplace
Travel
products
Travel info
Technology

Expedia

hotels.com

Hotwire.com

tripadvisor

EGENCIA
AN EXPEDIA, INC. COMPANY

venere.com

艺龙旅行网
eLong.com

CLASSIC VACATIONS

expedia inc.

Q410 Company Overview
Expedia - the Travel Sector Leader
1
Sources: comScore
MediaMetrix, December 2010 & company data; ² See
Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses) from revenue hedges.
Global presence & portfolio of category leading brands
Premier
Brand
Portfolio
#1 Online Travel Agency (OTA) globally, with presence
in 20 countries
Leading hotel specialist globally, with over 75
localized sites
Leading value-based travel provider
#1 online travel
community,
operating in North
America, Europe & APAC
Key Statistics
• Traffic (December 2010 unique visitors): 61mm
• FY 2010 number of transactions: 66mm
12.31.10
•Gross bookings: $  26.0b
•Revenue: $    3.3b
•OIBA
2
:
$831mm
•Adjusted EBITDA
2
$949mm
• $6.8b market cap (January 28, 2011)
• Member of S&P 500 & NASDAQ 100
stock indices
1

Largest Worldwide Audience
Source: comScore MediaMetrix, December 2010
1 Denotes Expedia’s percentage difference over next largest competitor
U.S. Worldwide
+152%
1
+150%
1
+126%
1
+87%
1
+171%
1
+152%
1
Orbitz
Yahoo Travel Priceline
Travelocity
UV's
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
Min Spent Online Page Views
0
5
10
15
20
25
30
UV's
0
100
200
300
400
500
600
700
Min Spent Online Page Views
0
10
20
30
40
50
60
70
80

Q410 Company Overview

Q410 Company Overview
Expedia’s Virtuous Cycle
Growth/
Scale
Compelling
supplier &
advertising
channel
Better
supplier
economics
More
travelers
More ad
revenue
Improved
traveler
experience
User-
generated
content
Cash flow
to invest in
7
Q410 Company Overview
Scale drives opportunity to enhance supplier, traveler &
advertiser value propositions, reward stakeholders

Q410 Company Overview
Revenue by Product  & Geography
* Hotel & Advertising – >75% of revenue base
and key revenue / profitability drivers
* Europe & other international markets benefit
from earlier stage online penetration
* Significant international growth anticipated,
with a target of 50+% of total revenue from
international
Business mix shifting to hotel & advertising, increasingly global
Source: Company financial reports; some numbers may not add due to rounding.
Hotel
63%
Revenue
Air
12%
Domestic
62%
Revenue
International
38%
Advertising
& Media
13%
Car, Cruise & Other
13%
Product Categories (2010)
Geographic  Split (2010)

Product Category - Hotel
Business Overview
Merchant Model / Illustrative Transaction
Hotels
(Supplier)
Travelers
Revenues to Expedia:
•Spread between the discounted rate provided
by suppliers and sales price paid by travelers
•Service fees from travelers
Other:
•Cash received on booking, revenue recognized
at stay
•Revenue margin higher than the agency model
Sample Expedia Revenue:
$350 night stay at luxury hotel
Cost to Traveler
Cost to Expedia
$350
$280
Revenue to Expedia
1
$70
•Merchant hotel
—Expedia merchant of record with no inventory risk
—Expedia receives cash upfront from travelers, pays hoteliers several weeks later
—Some control over pricing, higher margins & ability to package with other products
—1 - 3 year contracts with major chain lodging properties
—Consultative account management brings industry leading intelligence to hoteliers
• Agency hotel small but growing in importance with acquisition of Venere & launch of Expedia Easy
Manage
1
Includes service fee and spread
9
Q410 Company Overview
Reduced E.com service
fees beginning Apr-09

Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

expedia inc.

Trended Worldwide Hotel Growth Statistics (y/y)
-30%
-20%
-10%
0%
10%
20%
30%
Hotel Revenue ADRs Room Nights Stayed

Q410 Company Overview
Source: Company financial reports . 2005 – 2007 data is for merchant hotel only; 2008 – 2010 data is for both agency and merchant hotel.

$268
$282
$292
S295
$299
$311
S337
$367
S401
$423
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Oct 03
Oct 04
Oct 05
Jun 06
Jun 07
May08
Oct08
Jul09
Nov09
Oct10

Q410 Company Overview
Travel supplier advertising on Expedia’s ww sites
Reviews with social networking
Search tool for fares
Travel blogs
European holiday reviews
Destination services, hotels & vacation rentals
Editorial info and deals
Cruise reviews & community
UGC seat maps and airline info
Guides and bargains
Vacation rental
Product Category - Advertising & Media
Ad & Media Brand Portfolio
Business Overview
•Two primary businesses –
•TripAdvisor Media Network (leading global collection
of user-generated content sites)
•Expedia Media (monetizing global Expedia, Hotels &
Hotwire sites beyond transactions)
•2010 revenue of $423mm, +36% y/y
TripAdvisor TripAdvisor Reviews & Opinions (mm) Reviews & Opinions (mm)
•Offer advertisers targeted audiences
•CPC, CPM & subscription based ad models
•TripAdvisor leverages industry-leading SEM & SEO
capabilities
•Robust user-generated content and selection draws in users
1
Trailing twelve months; growth due in part to acquisitions
Revenue Drivers
Sources: Company reports
25.0
30.0
40.0
0.2
0.7
2.9
5.0
10.0
20.0
15.0
0
10
20
30
40
50
Growth in TTM Net Advertising Revenues¹
TripAdvisor Reviews and Opinions  -  Robust Growth

Q410 Company Overview
Product Category - Air
Business Overview
• Air revenue = 12% of Expedia’s worldwide annual revenue
- 95% of airplane tickets sold over Expedia’s online properties are agency transactions, in which
Expedia acts as an agent on behalf of a supplier and collects a commission
- Customer pays supplier directly, Expedia collects its remuneration after travel
- Lower revenue margin business vs. hotel transactions
• OTAs in U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced revenue per ticket while taking share from offline & supplier direct
Agency Model / Illustrative Transaction
Airlines
(Supplier)
Travelers
Revenue to Expedia:
•Largely unit / volume driven and includes:
•Portion of GDS fee
•Commissions & incentives from carriers
•Booking fees (some sites)
Other:
•Supplier is merchant of record
•Expedia bears no inventory risk
•Revenue recognized at booking, cash received
within weeks
•Agency model is used in other product categories,
including hotel
•Multi-GDS strategy
GDS

No online booking
fees on E.com air tickets

Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

expedia inc.

Source: Company financial reports Trended Worldwide Air Growth Statistics (y/y) -35% -25% -15% -5% 5% 15% 25% 35% Air Revenue Airfares Rev. Per Ticket Ticket Growth 13 Q410 Company Overview

Q410 Company Overview
12.5%
12.6% 12.6%
12.4%
12.1%
11.6%
11.3% 11.2% 11.3%
13.8% 14.0% 14.1% 13.9% 13.6% 13.1%
12.8% 12.8%
12.9%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Stable Supplier Relationships & Economics
Trended Revenue Margin (TTM)
Stable supplier margins indicate healthy supplier relationships
Recent reductions driven by traveler fee cuts & rising air ticket prices
Supplier margins largely stable driven by:
Long-term agreements with airlines and GDS providers
Better hotel relationships through PSG investment
Growth in advertising business helping offset fee cut impact
Excluding ad & media revenue Including ad & media revenue
Source: Company financial reports

Q410 Company Overview
2010 Results
Figures in $mm unless otherwise noted
Healthy Unit Growth
Q410 worldwide room night growth of 15% Q410 worldwide air ticket growth of 6%
* Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges  ***
Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges.  Adj. EBITDA includes realized gains/(losses) from revenue hedges. ¹ See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Q410 Q409 y/y 2010 2009 y/y
Transactions (mm) 14.8 13.1 13% 65.6 57.8 14%
Gross Bookings $5,755 $5,049 14% $25,962 $21,811 19%
Revenue 808 698 16% 3,348 2,955 13%
Cost of Revenue 176 145 21% 690 605 14%
Selling & Marketing 279 232 20% 1,190 1,015 17%
Tech & Content 91 82 12% 348 304 15%
General & Administrative 83 74 12% 285 259 10%
Total Costs and Expenses 629 533 18% 2,514 2,183 15%
OIBA 175 163 7% 831 762 9%
OIBA Margin 22% 23% (170bps) 25% 26% (96bps)
Adjusted EBITDA 207 190 9% 949 864 10%
Adj. EBITDA Margin 26% 27% (170bps) 28% 29% (90bps)
Free Cash Flow (202) (173) (17%) 622 584 7%
Source: Company financial reports
1 *
1 *
1 *
1 *
1 *
1 **
1 ***
1
1
1

Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

expedia inc.

Trended Free Cash Flow (TTM)
$millions
‘08 cash flows down due
to taxes, slowing
merchant hotel & one-
time cap ex
Approximately $1.6B in free cash flow* generated in past 3 years
‘09 cash flows improved
due to higher earnings,
merchant hotel recovery
& normalized cap ex
‘10 cash flows improved
due to higher earnings,
lower occupancy tax
assessment payments
and lower cash tax
payments
-
100
200
300
400
500
600
700
800
900
Source: Company financial reports
*
Free cash flow is a non-GAAP measure calculated by adding capital expenditures to net cash provided by or used in operating activities. See Appendix B for reconciliation of non-GAAP to
GAAP numbers

Q410 Company Overview

Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

expedia inc.

Efficiently Managing Dilution
13% reduction in share base since Q107
millions of adjusted diluted shares
Source: Company financial reports
2007 repurchased 55mm
shares for $1.4b
2010 repurchased 20.6mm
shares for $489mm
17
Q410 Company Overview
260
270
280
290
300
310
320
330
340

Q410 Company Overview
Capitalization
Source: Company financial reports. Some numbers may not add due to rounding.
Modest leverage;
minimal net debt
3 debt issues with long-
term maturities
(2018 Notes have 2013
investor put)
12/31/10
Cash and Cash Equivalents¹
$714
Revolving Credit Facility²
--
5.950% Notes due 2020 750
7.456% Notes due 2018 500
8.500% Notes due 2016 395
Total Debt $1,645
Net Debt 931
Market Value of Equity³
$6,846
Total Capitalization $7,777
Adjusted EBITDA
4
$949
1.7
1.0
Total Debt / Adj. EBITDA
4
Net Debt / Adj. EBITDA
4
Does not include restricted cash, short-term investments and corporate bond investments that are included in long-term assets.
Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $27mm in outstanding letters of credit  as of December 31, 2010.
Based on 274mm outstanding shares &  January 28, 2011 closing share price of $24.98.
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
1
2
3
4

Q410 Company Overview
Trended Credit Metrics
Demonstrated strong credit metrics, consistent with investment grade rating
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports
12.31.06 12.31.07 12.31.08 12.31.09 12.31.10
Leverage Measures
Total Debt / TTM Adjusted EBITDA
1
0.8 1.5 2.0 1.0 1.7
Net Debt / TTM Adjusted EBITDA
1
N/A 0.6 1.1 0.3 1.0
Coverage Measures
TTM Adj. EBITDA / TTM Interest
Expense
1
37.5 13.8 10.8 10.3 9.4
TTM Free Cash Flow / TTM Int.
Expense
1
30.4 11.8 5.0 6.9 6.1

Q410 Company Overview
Rating Agency Snapshot
S&P (Analyst: Andy Liu)
Rating maintained at ‘BBB-’; Outlook Stable
Moody’s (Analyst: Stephen Sohn)
Rating Affirmed at Ba1 / Outlook Positive
November 5, 2010 and January 31, 2011 Credit Opinions:
“The company’s investment-grade attributes include its leading position in the consumer online travel agency market, globally recognized brand, the scalability of its distribution and processing network, and very strong credit profile (e.g., low leverage, high profitability, and strong cash flow generation).”
“For 2011 at least, AA’s retreat from the GDS model would have no material effect on the credit metrics of the
GDS providers or the travel companies. These companies draw only a small percentage of their annual revenues from sales of AA tickets.”
“Air revenues comprise only 12% of Expedia’s total revenue stream, compared to about 36% for Orbitz. Since no single carrier represents more than 15% of Expedia’s air revenues, AA tickets account for no more than 2% of
Expedia’s total revenues.”
Fitch Rates Expedia, Inc.'s 'BBB-'; Outlook Stable
Issuer Default Rating (IDR) 'BBB-‘; Senior unsecured notes 'BBB-'; Senior unsecured bank credit facility 'BBB-’; Rating Outlook is Stable.
Solid execution & adequate liquidity

Q410 Company Overview
Summary
•
Attractive macro tailwind as travel industry shifts online
•
World’s #1 online provider of travel-related services
—
Leading traffic, supply, scale, bookings, revenue & cash flows
—
Strong and complementary portfolio of brands and products
—
Important partner to airlines, hotels and other travel suppliers
—
Diversified brands, business models and geographic reach
•
Compelling platforms for travel suppliers, travelers & advertisers
•
Strong business model, execution & credit metrics
—
Substantial free cash flow
1
(FY10: $622mm)
—
Modest leverage (1.7x)
—
Strong interest coverage (9.4x)
—
High operating margins
—
Roughly 55% variable  / 45% fixed cost base
•
Proven management
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers.

22 Q410 Company Overview Appendix A

Q410 Company Overview
Business Model – Income Statement (FY 2010)
Source: Company financial reports
1
Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
$ in millions
Gross bookings $25,962
Revenue 3,348
Cost of revenue
1
690
Selling and marketing
1
1,190
General and administrative
1
285
Technology and content
1
348
“OIBA”
1
831
OIBA margin
1
25%
Stock-based compensation 60
Amortization of intangibles 37
Occupancy tax, legal reserves & restructuring 6
Operating income (GAAP) 732
Customer books travel product or
service; total retail value (incl taxes
and fees) constitutes “Gross
Bookings.”
Expedia’s portion of the gross
booking gets recorded as revenue
(inc. commissions, fees, etc.). Also
includes advertising & media
revenue. Revenue = 12.9% of ‘10
bookings.
(1) Personnel–related costs,
including executive leadership,
finance, legal, tax and HR
functions. (2) Fees for professional
services typically related to legal,
tax and accounting engagements.
Annual employee awards granted
each Q1; company switched to
options from RSUs in 2009.
Amortization of M&A activity
• Customer operations
• Credit card & fraud expense
• Data center & other costs
Consists of direct (73%)
advertising expenses (search
engine marketing & other online
advertising,  TV,  etc.)  and
indirect, personnel-related costs
(27%), including our supplier
relationship function (PSG).
Principally relates to payroll and
related expenses, hardware &
software, licensing &
maintenance and software
development cost amortization.

Q410 Company Overview
Growth
2006 2007 2008 2009 2010 2007 2008 2009 2010
Gross Bookings $16,882 $19,632 $21,269 $21,811 $25,962 16% 8% 3% 19%
Revenue 2,238 2,665 2,937 2,955 3,348 19% 10% 1% 13%
Cost & Expenses * 1,639 1,996 2,239 2,183 2,514 22% 12% (3%) 15%
OIBA*** 599 670 698 762 831 12% 4% 9% 9%
OIBA Margin*** 27% 25% 24% 26% 25% (165bps) (136bps) 201bps (96bps)
Adj. EBITDA** 648 729 775 864 949 13% 6% 12% 10%
EBITDA Margin*** 29% 27% 26% 29% 28% (160bps) (98bps) 287bps (90bps)
Free Cash Flow*** 525 625 361 584 622 19% (42%) 62% 7%
Trended Historical Results
•
• Investing in business to drive accelerated transaction growth.
• $3.6B in cumulative OIBA & $2.7B in cumulative free cash flow
(Figures in $millions)
Positive top-line growth
*
Excludes stock-based compensation. See reconciliation of non-GAAP to GAAP numbers in Appendix B.
**
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
*** See Appendix B for reconciliation of non-GAAP to GAAP numbers.

25 Q410 Company Overview Appendix B

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
3 Months
Ended
3 Months
Ended
Dec 31,
2009
Dec 31,
2010
OIBA
$    162,903 $    175,055
Amortization of intangible assets
(9,722) (11,625)
Stock-based compensation
(14,994) (13,126)
Restructuring charges
(5,571)   -
Occupancy tax assessments and legal
reserves
6,553            (5,542)
Realized loss on revenue hedges
1,682   4,485
Operating income
140,851 149,247
Operating income margin 20% 18%
Interest expense, net
(19,638) (29,996)
Other, net
(4,595) (4,944)
Provision for income taxes
(12,405) (42,723)
Net income attributable to noncontrolling
interests
(1,987) (291)
Net income attributable to Expedia, Inc.
$    102,226 $    71,293

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Year Ended
Dec. 31,
2010
OIBA $    599,018 $    669,487 $    697,774 $    761,532 $    830,721
OIBA margin 27% 25% 24% 26% 25%
Amortization of intangible assets (110,766) (77,569) (69,436) (37,681) (37,123)
Amortization of non-cash distribution and
marketing (9,638) - - - -
Stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Restructuring charges - - - (34,168) -
Occupancy tax assessments and legal reserves - - - (67,658) (5,542)
Impairment of goodwill - - (2,762,100) - -
Impairment of intangible & other long-lived assets (47,000) - (233,900) - -
Realized loss on revenue hedges - - - 11,050 3,549
Operating income / (loss) 351,329 529,069 (2,428,953) 571,414 731,915
Operating income margin 16% 20% n/a 19% 22%
Interest income (expense), net 14,799 (13,478) (41,573) (78,027) (94,131)
Other, net 18,770 (18,607) (44,178) (35,364) (17,216)
Provision for income taxes (139,451) (203,114) (5,966) (154,400)         (195,008)
Net (income) loss attributable to noncontrolling
interests (513) 1,994 2,907 (4,097)           (4,060)
Net income / (loss) attributable to Expedia, Inc. $    244,934 $    295,864 $(2,517,763) $    299,526 $    421,500
Source: Company financial reports

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
(figures in $000s)
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Year Ended
Dec. 31, 2010
Total costs and expenses* $    1,718,853 $    2,058,694 $    2,300,530 $    2,244,505 $    2,573,529
Less: stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Costs and expenses excluding stock-based
compensation 1,638,568 1,995,845 2,239,239 2,182,844 2,513,839
* Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.
Source: Company financial reports
(figures in $000s)
Quarter Ended
Dec 31, 2009
Quarter Ended
Dec 31, 2010
Total costs and expenses* $    547,927 641,956
Less: stock-based compensation (14,994) (13,126)
Costs and expenses excluding stock-based
compensation 532,933 628,830

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization
(figures in $000s)
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Year Ended
Dec. 31,
2010
Adjusted EBITDA 647,797 729,013 774,574 864,314 949,123
Adjusted EBITDA margin 29% 27% 26% 29% 28%
Depreciation (48,779) (59,526) (76,800) (102,782) (118,402)
OIBA 599,018 669,487 697,774 761,532 830,721
Source: Company financial reports
(figures in $000s)
Qtr Ended
Dec 31,
2009
Qtr Ended
Dec 31,
2010
Adjusted EBITDA 190,345 206,852
Adjusted EBITDA margin 27% 26%
Depreciation (27,442) (31,797)
OIBA 162,903 175,055

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
12 Months
Ended
12 Months
Ended
3 Months
Ended
3 Months
Ended
(figures in $000s)
12.31.09 12.31.10 12.31.09 12.31.10
Cost of revenue
607,251 692,832 145,540 176,198
Less: stock-based compensation
(2,285) (2,401) (555) (576)
Cost of revenue excluding stock-based
compensation
604,966 690,431 144,985 175,622
Selling and marketing
1,027,062 1,204,141 234,839 282,454
Less: stock-based compensation
(12,440) (13,867) (2,695) (3,405)
Selling and marketing excluding stock-based
compensation
1,014,622 1,190,274 232,144 279,049
Technology and content
319,708 362,447 85,518 94,939
Less: stock-based compensation
(15,700) (14,326) (3,797) (3,486)
Technology and content excluding stock-
based compensation
304,008 348,121 81,721 91,453
General and administrative
290,484 314,109 82,030 88,365
Less: stock-based compensation
(31,236) (29,096) (7,947) (5,659)
General and administrative excluding stock-
based compensation
259,248 285,013 74,083 82,706
Source: Company financial reports

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
(figures in $000s)
3 months ended
Dec 31, 2009
3 months ended
Dec 31, 2010
Net cash used in operating activities (144,328) (160,234)
Less: capital expenditures (29,085) (41,865)
Free cash flow (173,413) (202,099)

Q410 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
TTM = Trailing Twelve Month periods ended
(figures in $000s) TTM 3.07 TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08 TTM 9.08 TTM 12.08
Net cash provided by operating
activities
703,569 831,140 859,228 712,069 737,792 660,510 514,242 520,688
Less: capital expenditures (97,925) (97,576) (82,671) (86,658) (101,514) (118,417) (148,022) (159,827)
Free cash flow 605,644 733,564 776,557 625,411 636,278 542,093 366,220 360,861
TTM 3.09 TTM 6.09 TTM 9.09 TTM 12.09 TTM 3.10 TTM 6.10 TTM 9.10 TTM 12.10
Net cash provided by operating
activities
458,913 494,184 573,491 676,004 793,527 764,787 793,389 777,483
Less: capital expenditures (150,025) (131,146) (103,775) (92,017) (98,306) (123,093) (142,409) (155,189)
Free cash flow 308,888 363,038 469,715 583,987 695,221 641,694 650,980 622,294
Source: Company financial reports. Numbers may not add due to rounding.